SHELTON GREATER CHINA FUND

Supplement dated March 20, 2012, to the Prospectus dated October 10, 2012.

The following information replaces the table in the Fund Summary on page 1 of the Prospectus dated October 10, 2011  under the heading “FEES AND EXPENSES OF THE FUND”

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption or exchange fees	none
(the 2.00% redemption fee associated with the conversion of the Fund from a closed-end to an open-end fund expired on January 7, 2012).

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution and/or service (12b-1) fees	none
Other expenses	0.85%
Total annual operating expenses	2.10%
Fee Waiver and/or Expense Reimbursement*	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%

*
The Fund’s investment manager, Shelton Capital Management, has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses exceed 1.75% until Oct 9, 2012. However, the fund’s investment manager will not be responsible for extraordinary expenses incurred during this 12-month period. This agreement has a duration of 12 months. During such 12-month period, this agreement may only be terminated by the Board of Trustees of the Trust.

Please file this Prospectus Supplement with your records and retain it for future reference.